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                                                                     RULE 497(e)
                                                                       333-88824
                                                                       333-88822

                        SUPPLEMENT DATED JUNE 1, 2005 TO

                          PROSPECTUS DATED MAY 1, 2004

                                       FOR

                   PENNFREEDOM ADVISOR AND OLYMPIA XT ADVISOR

                                    ISSUED BY

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               AND FUNDED THROUGH

                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                             PHILADELPHIA, PA 19172

                                  800-523-0650

             THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
                  BEYOND THAT CONTAINED IN THE PROSPECTUSES AND
              SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

                                IMPORTANT NOTICE

1. The following language should be inserted following the paragraph captioned "GENERAL RULES" in the section captioned "MAY I TRANSFER MONEY AMONG SUBACCOUNTS?"

                  Frequent Trading Risks. The Subaccounts which invest in AIM V.I. Capital Appreciation Fund, T. Rowe Price Equity-Income Portfolio II, T. Rowe Price International Stock Portfolio and Federated High Income Bond Fund II (the "non-Rydex Subaccounts") were not included in this variable annuity to accommodate market timing or frequent transfers involving these non-Rydex Subaccounts. Frequent exchanges involving such Subaccounts and market timing by Contract Owners involving such Subaccounts can reduce the long-term returns of the non-Rydex underlying mutual funds. The reduced returns could adversely affect the Contract Owners, annuitants, insured or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the non-Rydex underlying funds. Frequent exchanges may reduce such a mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

         The non-Rydex insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, such funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.


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         As outlined below, we have adopted, effective June 15, 2005, policies regarding frequent trading involving the non-Rydex Subaccounts, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the non-Rydex mutual funds' prospectuses for specific information about those funds' short-term trading policies and risks.

2. The following language replaces the first paragraph under the caption "Limitations on Transfers" in the section captioned "MAY I TRANSFER MONEY AMONG SUBACCOUNTS."

         To reduce the risk of harm to Contract Owners who have allocated Contract Value to the non-Rydex Subaccounts and the associated underlying mutual funds, we have adopted the following policies, which will be applicable to all allocations of Contract Value to the non-Rydex Subaccounts, whether by new purchase payment or transfer, received after June 14, 2005.

         Except as noted below, any allocation of Contract Value to a non-Rydex Subaccount must remain in the non-Rydex Subaccount for at least 90 days. Any request to transfer Contract Value that has been invested in a non-Rydex Subaccount for less than 91 days will be rejected. If there have been multiple allocations to non-Rydex Subaccounts, the holding period will be calculated on a last in, first out basis (LIFO). This means that previous allocations (and appreciation thereon, if any) will have to remain in the non-Rydex Subaccount for more than 90 days.

         The following types of transactions are exempt from this policy:

         1) Full and partial withdrawals of Contract Value; and
         2) Transactions arising from operation of the automatic rebalancing feature.

         We reserve the right to modify at anytime without notice the 90-day policy set forth above.